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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. INTERNATIONAL EQUITY FUND


                        Supplement dated April 16, 1999
                      to the Prospectus dated May 1, 1998
                          as supplemented July 1, 1998


The following paragraph replaces in its entirety the first full paragraph appearing under the heading "MANAGEMENT - PORTFOLIO MANAGEMENT" on page 9 of the prospectus:

      "A. Dale Griffin III, Barrett K. Sides, Clas G. Olsson and Jason T. Holzer are responsible for day-to-day management of the Fund's portfolio securities. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1993. He has been associated with AIM and/or its subsidiaries since 1989 and has been an investment professional since 1987. Mr. Sides is Assistant Vice
      President of AIM Capital and has been responsible for the Fund since
      1995. He has been with AIM and or its subsidiaries and has been an investment professional since 1990. Mr. Olsson has been responsible for the Fund since 1997. He has been associated with AIM and/or its subsidiaries and has been an investment professional since 1994.
      Mr. Holzer has been responsible for the Fund since 1999. He has been associated with AIM and/or its subsidiaries and has been an investment professional since 1994."